WELLS FARGO VARIABLE TRUST

Asset Allocation Fund
Single Class

Supplement dated April 11, 2002 to the
Prospectuses dated May 1, 2001, and Supplemented
May 17, 2001, August 28, 2001, August 31, 2001,
September 10, 2001, September 28, 2001, and December 5, 2001, as applicable;
and to the Prospectus dated August 1, 2001, and Supplemented December 5, 2001

This supplement contains important information about matters approved by Asset Allocation Fund (the "Fund") shareholders at a Special Meeting held on March 8, 2002. At that meeting, shareholders approved the selection of Wells Capital Management Incorporated ("WCM") to replace Barclays Global Fund Advisors as investment sub-adviser for the Fund. Also, in connection with this approval and in its sole discretion, the Board approved the replacement of the Fund’s custodian with Wells Fargo Bank Minnesota, N.A.

These changes are effective beginning April 15, 2002, and the resulting changes to the Prospectuses for the Fund are described below.

  The Fund’s individual description section is supplemented by replacing the "Investment Strategies" and "Permitted Investments" sub-sections with the following:

Investment Strategies

The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund’s target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

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Permitted Investments

The asset classes we invest in are:

  Stock Investments-We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and
  Bond Investments-We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The adviser rebalances the Fund when the Fund’s actual allocations deviate by a specified percentage from the target allocations.

  The chart appearing under the heading “About Wells Fargo Variable Trust" is supplemented as follows:

Custodian: Wells Fargo Bank Minnesota, N.A. provides safekeeping for the Fund’s assets, and is located at 6th & Marquette, Minneapolis, MN.

Investment Sub-Adviser: WCM is responsible for the day-to-day portfolio management of the Fund, and is located at 525 Market St., San Francisco, CA.

  The description of the Sub-Adviser under "Organization and Management of the Fund" in the Prospectuses and under "Management" in the SAI is supplemented as follows:

The Sub-Adviser

Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-adviser for the Fund and in this capacity it is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2001, WCM provided advisory services for over $106 billion in assets.